Exhibit 99.1
FTN Midwest Securities Business Services and Technology Conference and Technology Conference and Technology Conference and Technology Conference November 7, 2006

Forward Looking Statements As provided by the safe harbor provision under the "Private Securities Litigation Reform Act of 1995" Viad cautions that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, or expectations or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new business, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, restructuring plans (including timing and realization of cost savings), and market risk. Actual results could differ materially from those discussed in the forward-looking statements. Viad's businesses can be affected by a host of risks and uncertainties. Among other things, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including global health concerns, further terrorist activities or war, could affect the forward-looking statements. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward- looking statements can be found in Viad's annual and quarterly reports filed with the Securities and Exchange Commission.

Page(s) Viad Overview 4 - 5 Driving Shareholder Value 6 - 10 Viad Profit Mix 11 Exhibition and Event Services: Industry Overview 13 - 16 GES Exposition Services 17 - 18 Exhibitgroup/Giltspur 19 - 20 Travel and Recreation Services 21 - 23 Viad 2006 Outlook 24 Viad Investment Highlights 25 Appendix 26 Historical Financial Information 27 - 31 Management Team 32 - 34 Contents

Viad Corp Overview Viad Corp is comprised of four operating companies that hold leading positions within the exhibition and event industry and the travel and recreation services industry Industries Operating Companies Description of Services Exhibition and Event Services GES Exposition Services, Inc. One of North America's leading service providers to exhibitions and events that facilitate face-to-face marketing Exhibition and Event Services Exhibitgroup/Giltspur One of the world's largest and oldest exhibit designers and fabricators, providing integrated exhibit services and marketing solutions Travel and Recreation Services Brewster Transport Company Limited The largest and best-known tour operator in the Canadian Rockies, offering package tours, attractions, hotels, charters and guided excursions Travel and Recreation Services Glacier Park, Inc. An independent hotel operator and the exclusive provider of certain travel and recreation services within Waterton-Glacier National Parks

10/31/2006 Marketcap at Spin-off 578 Value Created Post-Spin 217 Viad Corp Overview Viad Corp is an S&P SmallCap 600 company, with a market capitalization of $795 million as of October 31, 2006 Strong increase in shareholder value since the spin-off of MoneyGram International, Inc. (NYSE:MGI) on June 30, 2004: $217 million increase in market capitalization 40.6% total return (with dividends reinvested) $795 Marketcap at Spin-off Value Created Post-spin

Driving Shareholder Value Driving Shareholder Value

2003 2004 2005 2006 Guidance (2) 0.97 0.96 1.45 1.75 Income Before Other Items Per Share (1) (1) Income before other items is defined by Viad as income from continuing operations before favorable tax settlements and the after-tax effect of impairment losses/recoveries and gains on sale of corporate assets, and is a non-GAAP measure, which should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP. For a reconciliation of income before other items to income from continuing operations, refer to page 31 of this document. (2) Guidance as of October 27, 2006. Growth in Profits Leading market positions Industry-leading technology and processes One-of-a-kind operations in North American national parks New and enhanced value-added products and services Disciplined process to reduce costs through productivity improvements +51.0% +18.6% to 23.4%

2003 2004 2005 2006 Guidance (2) 19.401 26.289 39.4 Free Cash Flow (1) (In Millions) (1) Free cash flow is defined by Viad as cash provided by operating activities minus capital expenditures and dividends and is a non-GAAP measure, which should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP. For a reconciliation of free cash flow to cash provided by operating activities, refer to page 29 of this document. (2) Guidance as of October 27, 2006. Growth in Cash Flow Modest Working Capital and Capex Requirements Strong, Long-term Customer Relationships High Levels of Recurring Revenue Good Customer Diversity +35.5% Up > 50%

Disciplined and Balanced Capital Deployment Strategy Selective Investments to Support Organic Growth Strategic Acquisitions After Careful Due Diligence ROC > 11% Good cultural fit Long-term contracts and non-competes for key employees Evaluate relative to share repurchases to ensure best use of capital Share Repurchases Announced intent to repurchase up to 2 million shares 1,079,500 repurchased as of 9/30/06 12/31/2005 9/30/2006 152.6 197.2 17.4 15.3 Maintaining a Strong Balance Sheet (In Millions) Total Capital (1) $419.0 $468.7 Debt to Capital 4.1% 3.3% Revolving Credit Facility (2) $150 $150 (1) Shareholders' equity (including minority interest) plus total debt. (2) 9/30/06 capacity of $131.8 million. Cash Debt Cash Debt

Strong Management Team and Values-Based Culture Strong and Experienced Management Team Management Compensation Aligned with Driving Shareholder Value Incentive plans are tied to performance (e.g. EPS, operating income, cash flow) Significant Employee Ownership Directors and officers have beneficial ownership of ~4% Employee ownership of ~7% Stock ownership requirements for key management Always Honest Program is cornerstone of integrity-based culture Excellent Corporate Governance ISS ratings are very high

Viad Corp Profit Mix GES Exhibitgroup Brewster Glacier Park 43572 511 15976 4154 Exhibition and Event Industry 68.7% Travel & Recreation Services Industry 31.3% 2005 Segment Operating Income of $64.2 Million

Exhibition & Event Industry Exhibition & Event Industry Exhibition & Event Industry International Manufacturing Technology Show 2006 International Manufacturing Technology Show 2006

Exhibition & Event Industry Growth Exhibition Growth Metrics Indexed to 1972 NSF = Net Square Footage The U.S. exhibition industry has a long history of steady growth Source: Tradeshow Week.

Exhibition & Event Industry Size Conventions & Exhibitions Meetings Incentive Travel East 67.92 48.15 6.24 Source: Convention Industry Council 2004 Economic Impact Study Exhibitions, meetings and incentive travel contribute an estimated $122 billion to GDP Business Services Exhibit Space Dining & Retail Transportation & Lodging Other East 8.02 2.4 12.09 43.23 2.18 (Includes general service contracting, exhibitor services, registration, etc.)

Exhibition & Event Industry
How We Compete

	GES Exposition Services Las Vegas, Nevada	Exhibitgroup/Giltspur Roselle, Illinois (Chicago area)
2005 Operating Income	$43.6 million	$511,000
Primary Customers	Exhibition and event organizers (Show-centric sales focus)	Exhibitors (Exhibitor-centric sales focus)
Primary Services	Exclusive Services *: – Show planning & production – Look & feel design, signage – Layout & floor plan designs – Furnishings & aisle carpet – Material handling (drayage) – Electrical distribution & overhead rigging – Cleaning & plumbing Discretionary Exhibitor Services: – Installation & dismantling labor – Logistics/transportation – Exhibit rental, refurbishing & storage – Exhibit furnishings & carpet – Graphics & lighting	Full-service exhibit program management: – Exhibit design & production – Installation & dismantling labor – Graphics – Logistics management – Refurbishing & storage – Show services – E-services and marketing services International operations: – Operating units in England and Germany – Strategic alliances worldwide

* Official services contractor agreement with organizer gives GES exclusive right to provide certain services at show.

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Exhibition & Event Industry Challenging Exhibit Market Post 9/11 While trade shows have resumed growth following 9/11, exhibitors remain very focused on reducing trade show program costs and maximizing ROI Exhibit build cycle extended; clients refurbishing existing exhibits rather than building new Pressure on exhibit budgets and intense competition have negatively impacted EG's financial performance GES has performed much better as companies continue to exhibit at trade shows 2001 2002 2003 2004 2005 GES 537.65 533.857 498.714 540.085 568.006 Exhibitgroup 346.394 252.376 218.551 178.112 184.315

GES Strengths Market leader Leading share of largest exhibitions in the U.S. (60% of Top 10; 1/3 of Top 200) Leading position in rapidly growing Las Vegas market Industry-leading technology and processes Strong, long-term customer relationships Typical contract length is 3-5 years Renewal rate is better than 90% Solid and dependable cash flow and operating margins Enter each year with > 60% of revenue booked Good customer and industry diversity Largest single show provides less than 4% of GES' annual revenue Top 10 shows provide less than 20% of GES' annual revenue Largest contract provides less than 6% of GES' annual revenue Shows span a broad range of industries, reducing exposure to any one industry Strong, diverse and experienced management team GES has a strong business with a talented and diverse team driving profitable growth

VIAD

GES is Driving Profitable Growth

2002 → 2003/2004 → 2005

Operations & Service

2002	2003/2004	2005
Foundation	***Execution***	***New Best Practices***
▪ Redesigned Operations ▪ National Servicenter℠ ▪ National Operations	▪ Showsite Best Practices ▪ Creative Services ▪ Regionalization ▪ New Tools/Technology	▪ Warehouse Best Practices ▪ National Equipment Distribution ▪ Global Staffing ▪ Leverage Tools/Technology

Products & Services

2002	2003/2004	2005
Early Steps	***Foundation***	***Strengthening***
▪ Exhibitor Research ▪ Re-designed GES Logistics ▪ Out-bound telesales	▪ Products & Services Formed – Category ownership – GES I&D Services	▪ Recruited Additional Talent ▪ Re-launched GES Online ▪ Developed Marketing Database

Note: IOP stands for integrated operations plan.

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Exhibitgroup/Giltspur Cost Structure Improvements 2001 - 2005 - Restructuring: Process improvement due to industry downturn Consolidated facilities Centralized Operations Standardized Processes Drove Productivity Improvements Reduced breakeven point to less than $180 million in revenues Significant leverage exists within the business Currently realizing throughput on incremental revenue of > 35%

With the restructuring complete, we are focused on driving revenue growth to capitalize on EG's significant leverage Hired new CEO (Oct. 2006) Formerly with Omnicom Great background in sales, marketing and operations Past successes leading rapid sales growth and business turn-arounds Reviewing sales process to increase win ratio Identifying opportunities to expand and enhance service offerings to capture greater share of marketing budgets Revisiting cost structure to ensure value is created at every step $ in Millions Chart is illustrative only and is based on (a) breakeven at $180 million revenue and (b) current throughput on incremental construction and show services revenue. Actual experience will depend on a variety of factors including actual mix of incremental revenue, pricing, and direct and indirect costs. Exhibitgroup/Giltspur Shifting Focus to Growth

Travel & Recreation Services

Travel & Recreation Services Segment Overview

Brewster Transport Company
Banff, Alberta, Canada

- 79% of segment's operating income
- Exclusive provider of one-of-a-kind attractions in Banff National Park
  - Columbia Icefield Ice Explorer Tours
  - Banff Gondola
- Other major lines of business include:
  - Mount Royal Hotel, Banff
  - Package Tours
  - Charters & Sightseeing

Glacier Park, Inc.
Waterton-Glacier National Parks

- 21% of segment's operating income
- Exclusive provider of certain lodging, tours and retail in Glacier National Park
  - Under contract with U.S. National Park Service through 2007
  - Extension through 2008 very likely
  - Multi-year extension proposed
  - Contract is ~60% of Glacier Park's revenue
  - Protected through possessory interest
- Also independently owns and operates two hotels just outside Glacier National Park

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Travel & Recreation Services Segment Strengths Exclusive providers of one-of-a-kind services mostly within North American national parks Minimal competitor-driven pricing pressure Great cash flow and ROC Very strong operating margins Significant contributor to Viad's earnings Travel & Recreation Total Viad 3rd Qtr 4th Qtr East 20.1 44.1 90 20.4 Travel & Recreation $20.1M Total Viad 2005 Operating Income of $64.2M

Viad Corp 2006 Outlook (1) (In millions, except per share amounts) 2004 2005 2006 Guidance Revenue: GES $540.1 $568.0 $615.0 - $625.0 Exhibitgroup 178.1 184.3 148.0 - 154.0 Travel & Recreation Services 67.5 73.9 78.5 - 80.5 Total $785.7 $826.3 Increase by low to mid-single digit rate Segment Operating Income: GES $43.3 $43.6 $47.5 - $49.0 Exhibitgroup (9.6) 0.5 (4.0) - (2.5) Travel & Recreation Services 19.8 20.1 22.0 - 23.0 Total $53.4 $64.2 Increase by low to mid-single digit rate Income Before Other Items per Share (2) $0.96 $1.45 $1.72 - $1.79 (1) Guidance as of October 27, 2006. (2) Income before other items is a non-GAAP measure defined by Viad as income from continuing operations before favorable tax settlements and the after-tax effects of impairment losses/recoveries and gains on sale of corporate assets.

Viad Investment Highlights Strong, steady performance at GES and the Travel and Recreation Services segment Significant leverage and upside potential at Exhibitgroup/Giltspur Strong balance sheet, profits and cash flow Balanced and disciplined capital deployment strategy Strong management team with compensation aligned with creating shareholder value Values-based culture of honesty and integrity

Historical Financial Information (1) Summary Income Statements Segment Revenue and Operating Income Free Cash Flow and Adjusted EBITDA Capital Expenditures and Depreciation & Amortization Income Before Other Items Viad Management Appendix (1) Certain historical information was taken from New Viad audited financial statements presented in Form 10 filed by MoneyGram International, Inc.

Summary Income Statements (In Thousands) 2001 2002 2003 2004 2005 Total revenues $945,497 $844,486 $770,468 $785,657 $826,254 Segment operating income 49,029 54,402 51,216 53,381 64,213 Segment operating margin 5.2% 6.4% 6.6% 6.8% 7.8% Corporate activities & minority interest 14,306 14,614 15,300 15,383 13,654 Interest expense (recoveries) 5,607 4,056 (1,080) 2,267 2,554 Interest income (529) (1,004) (441) (1,225) (3,935) Impairment losses - - - 88,699 843 Restructuring and other charges (recoveries) 90,697 18,502 (5,015) 1,240 (743) Restructuring and other charges (recoveries) Income (loss) before income taxes (61,052) 18,234 42,452 (52,983) 51,840 Income tax expense (benefit) (20,449) 9,839 21,361 5,346 15,326 Income tax expense (benefit) Income (loss) from continuing operations (40,603) 8,395 21,091 (58,329) 36,514 Income from discontinued operations, net of tax - - - 2,327 1,240 Change in accounting principle, net of tax - (37,739) - - - Net income (loss) $(40,603) $(29,344) $21,091 $(56,002) $37,754

Segment Revenue and Operating Income (In Thousands) 2001 2002 2003 2004 2005 Revenues: GES $537,650 $533,857 $498,714 $540,085 $568,006 Exhibitgroup 346,394 252,376 218,551 178,112 184,315 Travel and Recreation Services 61,453 58,253 53,203 67,460 73,933 Travel and Recreation Services $945,497 $844,486 $770,468 $785,657 $826,254 Segment Operating Income: GES $31,007 $42,756 $40,171 $43,262 $43,572 Exhibitgroup 3,324 (2,597) 1,070 (9,648) 511 Travel and Recreation Services 14,698 14,243 9,975 19,767 20,130 $49,029 $54,402 $51,216 $53,381 $64,213

Free Cash Flow and Adjusted EBITDA (1) (1) These are non-GAAP measures and should be considered in addition to, but not as a substitute for, similar measures presented in accordance with GAAP. (In Thousands) 2001 2002 2003 2004 2005 Free Cash Flow: Net cash provided by operating activities $99,731 $63,443 $20,701 $35,646 $49,864 Capital expenditures (17,558) (13,385) (15,535) (15,374) (20,038) Dividends - - - (871) (3,537) Free Cash Flow $82,173 $50,058 $5,166 $19,401 $26,289 Adjusted EBITDA: Net income (loss) $(40,603) $(29,344) $21,091 $(56,002) $37,754 Discontinued operations - - - (2,327) (1,240) Interest expense (recoveries) 5,607 4,056 (1,080) 2,267 2,554 Income tax expense (benefit) (20,449) 9,839 21,361 5,346 15,326 Depreciation and amortization 37,416 24,793 22,501 23,370 22,113 Impairment losses - - - 88,699 843 Change in accounting principle - 37,739 - - - Adjusted EBITDA $(18,029) $47,083 $63,873 $61,353 $77,350

2000 2001 2002 2003 Fcst 2004 Plan Capital Expenditures and Depreciation & Amortization (In Millions) 2001 2002 2003 2004 2005 Depreciation & Amortization 37.4 24.8 22.5 23.37 22.1 Capital Expenditures 17.558 13.385 15.535 15.374 20 In January 2002, Viad Corp adopted SFAS No. 142, which eliminated the amortization of goodwill and certain intangibles. When adjusting to conform with SFAS No. 142, depreciation and amortization was $28.8M in 2001. (1)

Income Before Other Items (1) Income before other items is a non-GAAP measure and should be considered in addition to, but not as a substitute for, similar measures presented in accordance with GAAP. (In Thousands, except per share amounts) 2004 2005 Income Before Other Items: Income (loss) from continuing operations $(58,329) $36,514 Impairment losses, net of tax 81,607 508 Tax settlements (2,419) (4,692) Income Before Other Items $20,859 $32,330 Average dilutive shares outstanding 21,741 22,253 Income Before Other Items per Share: Income (loss) from continuing operations $(2.68) $1.64 Impairment losses, net of tax 3.75 0.02 Tax settlements (0.11) (0.21) Income Before Other Items $0.96 $1.45

Viad Management .. Name Age Business Experience Robert H. Bohannon 61 Chairman of the Board effective April 1, 2006, and Chairman, President and Chief Executive Officer since 1997, and President and Chief Operating Officer from 1996. Prior thereto, President and Chief Operating Officer of Travelers Express Company, Inc., a former subsidiary of Viad, from 1983. Paul B. Dykstra 45 President and Chief Executive Officer effective April 1, 2006, and Chief Operating Officer since January 1, 2006. Prior thereto, President and Chief Executive Officer of GES Exposition Services, Inc., a subsidiary of Viad, since 2000, and Executive Vice President-International and Corporate Development since 1999. Prior thereto, Executive Vice President-General Manager or similar executive positions with Travelers Express Company, Inc., a former subsidiary of Viad, since 1994. Ellen M. Ingersoll 42 Chief Financial Officer since July 2002; prior thereto, Vice President-Controller or similar position since January 2002. Prior thereto, Controller of CashX, Inc., a service provider of stored value internet cards, from June 2001 through October 2001; prior thereto, Operations Finance Director of LeapSource, Inc., a provider of business process outsourcing, since January 2000; and prior thereto, Vice President and Controller of Franchise Finance Corporation of America since May 1992.

Viad Management, Cont. .. Name Age Business Experience John F. Jastrem 51 President and Chief Executive Officer of Exhibitgroup/Giltspur, a division of Viad, since October 2006; prior thereto, member of corporate staff of Diversified Agency Services, a division of Omnicom, since 2005; prior thereto, President of The Marketing Arm, a subsidiary of Omnicom, since 2004; and prior thereto, CEO of Rapp Collins Worldwide LP (Dallas), a subsidiary of Omnicom, since 1998. G. Michael Latta 44 Vice President-Controller since November 2002. Prior thereto, Corporate Controller or similar position for SpeedFam-IPEC, Inc., a semiconductor equipment manufacturer, since October 1999; and prior thereto, Controller for Cardiac Pathways Corporation, a medical device manufacturer, since September 1994. David G. Morrison 58 President and Chief Executive Officer of Brewster Transport Company Limited, a subsidiary of Viad, since 1980; prior thereto, Vice President and General Manager and Vice President-Administration and Controller from 1977; and prior thereto, Controller from 1975.

Viad Management, Cont. .. Name Age Business Experience Suzanne Pearl 44 Vice President-Human Resources since September 2000; prior thereto, Executive Director, Compensation from 1998; prior thereto, Manager, Executive Compensation from 1993; and prior thereto, held other positions since joining Viad in 1988. Kevin M. Rabbitt 35 President and Chief Executive Officer of GES Exposition Services, Inc., a subsidiary of Viad, since January 1, 2006; prior thereto, Executive Vice President, Chief Operating Officer since April 2005; prior thereto, Executive Vice President, Products and Services group since December 2003; prior thereto, Executive Vice President, Operations and Services since July 2003; prior thereto, Vice President, National Operations since 2002. Prior thereto, senior Consultant for Bain and Company from 2001 to 2002; and prior thereto, President and Chief Operating Officer for Texas Ice Stadium from 1998 to 1999. Scott E. Sayre 60 Vice President, General Counsel and Secretary since September 2000; prior thereto, Assistant General Counsel and Secretary from 1997; prior thereto, Assistant General Counsel from 1992; and prior thereto, held other positions since joining Viad in 1979.